                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                SEPTEMBER 1, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                   (i) BERMUDA
                 (State or Other Jurisdiction of Incorporation)

         0-27662                              NOT APPLICABLE
(Commission File Number)                     (I.R.S. Employer
                                           Identification No.)
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
    AMERICAN INTERNATIONAL BUILDING,
            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                 HM 08
(Address of principal executive offices)   (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                              (ii) Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 1, 2006, IPC Holdings, Ltd. (the "Company", and together with IPCRe Limited, "IPC") and IPCRe Limited executed an amended and restated Administrative Services Agreement (the "Agreement") with American
International Company, Limited ("AICL"), effective as of July 1, 2006, thereby replacing the previous administrative services agreement as of such date.

     As under the previous administrative services agreement, AICL will perform IPC's day-to-day administrative and other services pursuant to the Agreement. Services and facilities provided pursuant to the Agreement include office space in Bermuda, information technology services, payroll and pension administration services, human resource services and other services required by IPC in the ordinary course of business. The annual fees payable in connection with the Agreement are equal to $2 million in the event annual gross written premiums equal or are less than $200 million and 0.5% of any additional annual gross written premiums in excess of $200 million. With certain exceptions, the Agreement will continue in force until June 30, 2009 and will thereafter automatically renew for successive three-year terms unless prior written notice to terminate is delivered by or to AICL at least 180 days prior to the end of such three-year term.

     AICL is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), which held 15.397 million of the Company's common shares (or approximately 24.2% of then issued and outstanding) before completing an underwritten public offering for all such shares on August 15, 2006. Since the Company's formation, subsidiaries of AIG have provided administrative, investment management and custodial services to IPC, and the Company's Secretary and Assistant Secretaries are also officers of subsidiaries and affiliates of AIG. Mr. S. George Cubbon, a Director since January 1, 2006, is President and Chief Executive Officer of AICL.

     A copy of the Agreement is filed with this Current Report on Form 8-K as
Exhibit 10.5 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the complete terms of the Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
 Number   Description
-------   -----------
10.5    Administrative Services Agreement among the Company, IPCRe Limited and
AICL, dated September 1, 2006.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC HOLDINGS, LTD.


                                        By /s/ James Bryce
                                           -------------------------------------
                                           James P. Bryce
                                           President and
                                           Chief Executive Officer

Date: September 5, 2006


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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
10.5      Administrative Services Agreement among IPC Holdings, Ltd., IPCRe
Limited and American International Company, Limited, dated September 1, 2006.


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